UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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McDONALD’S CORPORATION
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On May 4, 2022, McDonald’s Corporation (“McDonald’s”) took the following actions in connection with its 2022 Annual Meeting:

•	issued an investor presentation, a copy of which is attached hereto as Exhibit 1;

•	launched the website VoteforMcD.com, screenshots of which are attached hereto as Exhibit 2; and

•	initiated a Google advertisement campaign, screenshots of which are attached hereto as Exhibit 3.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. In particular, statements regarding McDonald’s plans, strategies, prospects and expectations regarding its business and industry are forward-looking statements. They reflect McDonald’s expectations, are not guarantees of performance and speak only as of the date hereof. Except as required by law, McDonald’s does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements. McDonald’s business results are subject to a variety of risks, including those that are described in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and subsequent filings with the Securities and Exchange Commission (the “SEC”).

IMPORTANT ADDITIONAL INFORMATION REGARDING PROXY SOLICITATION

McDonald’s has filed a definitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2022 Annual Meeting. MCDONALD’S SHAREHOLDERS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. McDonald’s shareholders may obtain a copy of the definitive proxy statement (and any amendments and supplements thereto), the accompanying WHITE proxy card and other relevant documents filed by McDonald’s with the SEC without charge from the SEC’s website at www.sec.gov. McDonald’s shareholders may also obtain a copy of these documents without charge by sending a request to shareholder.services@us.mcd.com or visiting the investor section of the McDonald’s website at www.investor.mcdonalds.com.

CERTAIN INFORMATION REGARDING PARTICIPANTS

McDonald’s, its Directors and certain of its executive officers are participants in the solicitation of proxies from McDonald’s shareholders in connection with the matters to be considered at the 2022 Annual Meeting. Information regarding the ownership of McDonald’s Directors and executive officers in McDonald’s common stock is included in the definitive proxy statement for its 2022 Annual Meeting, filed with the SEC on April 8, 2022, which can be found through the SEC’s website at www.sec.gov. Changes to such ownership have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Details concerning the nominees of the McDonald’s Board of Directors for election at the 2022 Annual Meeting are also included in such definitive proxy statement.

Exhibit 1

2022 Annual Meeting Update May 2022

1 This presentation contains forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of forward-looking or conditional words such as “could,” “should,” “can,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain,” “confident” and “commit” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business, industry and ESG commitments are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date hereof (May 4, 2022). Except as required by law, we do not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements. Our business results are subject to a variety of risks, including those that are described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and subsequent filings with the Securities and Exchange Commission. Website links included in this presentation, including those of McDonald's and third parties, are for convenience only. Information contained on or accessible through such website links is not incorporated herein and does constitute a part of this presentation. Important disclaimers

2 ▪ McDonald's is known as an industry leader in driving and scaling animal welfare, and our gestation stall commitment is backed by science and is consistent with industry-endorsed definitions ▪ Despite industry-wide challenges related to the COVID-19 pandemic and global African Swine Fever outbreak, we remain committed to phasing out the use of gestation stalls for housing confirmed pregnant sows in the U.S. by the end of 2024 ▪ The Board is actively involved in overseeing all aspects of our business, including our sustainability strategy and supply chain management issues ▪ Icahn’s nominees do not possess experience, expertise or qualifications that would allow them to add meaningful value with respect to the large majority of issues regularly faced by our Board ▪ Under our Accelerating the Arches strategy, we have a strong track record of achieving our ESG goals, while generating industry-leading returns for shareholders and driving long-term sustainable growth Executive summary 1 2 3 4 5

3 Table of contents Known as an industry leader in driving and scaling animal welfare with strong progress against targets Animal Health & Welfare Our Purpose & Impact Accelerating the Arches strategy focuses leadership on issues that matter most to our stakeholders Board & Governance Highly qualified and engaged Board, safeguarding interests of all shareholders Company Performance Achieving our ESG goals, while generating industry-leading returns for shareholders 1 2 3 4

Section 1 Animal Health & Welfare Known as an industry leader in driving and scaling animal welfare improvements with strong progress against targets

5 McDonald’s has a robust approach to animal health & welfare To achieve positive impact in the health and welfare of the animals in our supply chain, we focus on: Creating objective third- party verified systems to measure performance against industry benchmarked standards Taking a whole-system approach that considers everything from housing and husbandry to humane slaughter Working with recognized subject matter experts and academia to access guidance and science and challenge the way we think Leveraging our global scale in our local markets to drive the right outcomes We care about the health and welfare of the animals in our supply chain, and know that our ability to serve safe, quality food comes from animals that are cared for properly 1 2 3 4 ▪ While our strategy for animal welfare is global, it incorporates the geographic variations in the way animals are raised within a global supply chain. In this regard, we have come to realize that a focus on a desired outcome is the best approach, allowing the local producer to achieve that outcome based on their management system ▪ Our animal health and welfare requirements for all suppliers are defined in our Global Raw Material Sponsorship Program and further outlined in our Global Sustainable Sourcing Guide, as well as being embedded in our product Quality System Specifications ▪ Our global and market Quality Systems teams are in frequent contact with our suppliers, reviewing their performance to ensure policies are properly implemented and consistently met

6 Use of Gestation Stalls ▪ McDonald’s is on track to achieve our industry-leading goal to phase out the use of gestation stalls for confirmed pregnant sows by the end of 2024 – More than 61% of our U.S. pork supply chain has met this goal as of the end of 2021, and we expect to reach 85 to 90% of our target by the end of 2022 – Although the COVID-19 pandemic and costly outbreak of African Swine Fever have caused unprecedented disruptions to global supply chains and global pork production, we remain committed to meeting this goal Cage Free Eggs ▪ 100% of the egg supply chain in Australia, France, Germany and the UK is cage- free ▪ More than 74% of the U.S. egg supply chain is cage-free, in line with our goal to source 100% cage-free eggs by 2025 McDonald's is known as an industry leader in driving and scaling animal welfare standards We believe that animal health and welfare is an opportunity for industry and cross-sector collaboration, as evidenced by our partnership with stakeholders for continuous improvement: ▪ We are a founding member of the Global Roundtable for Sustainable Beef ▪ We formed the Chicken Sustainability Advisory Council in 2018 ▪ We actively participate in: – The U.S. Roundtable for Sustainable Poultry & Eggs – The Coalition for Sustainable Egg Supply 1 2 3 Status of McDonald’s Current Animal Health & Welfare Commitments We’ve made significant progress on all of our animal health & welfare commitments to date

7 ▪ In 2012, McDonald’s became the first major QSR brand to make a commitment to source from producers who do not use gestation stalls for pregnant sows ▪ These standards allow for confirmed pregnant sows to live in a group setting for the vast majority of their lives – Confirmation of sow pregnancy typically occurs within four to six weeks after insemination. During this time, sows are housed in individual stalls for the viability of their embryos and safety of themselves, the other animals and the humans that care for them – Sow safety and embryo viability are an important determinant of the commercial viability of sow breeding and farrowing operations and vital to ensuring affordability in pork production at the scale of U.S. consumer demand ▪ This commitment was made with the input of industry experts, including: – The American Association of Swine Veterinarians (the “AASV”) – Members of McDonald’s Animal Welfare Council, including Dr. Temple Grandin and Dr. Ed Pajor – Wayne Pacelle, President & CEO of the Humane Society of the United States ▪ The definition of group housing for confirmed pregnant sows used by McDonald’s has been endorsed by the National Pork Producers Council, the AASV and the National Pork Board, whose Pork Quality Assurance guidelines outline industry standards for U.S. production ▪ Our 2012 commitment led to a step-change in the industry, with a commonly adopted approach to group housing McDonald’s 2012 pork commitment is backed by science

8 “The stage of gestation when sows are mixed affects aggression, injuries and stress in sows and the challenges associated with aggression, injuries and stress at mixing are greater early after insemination than later.” – Applied Animal Behaviour Science Journal, “Effects of stage of gestation at mixing on aggression, injuries and stress in sows,” 2015 “Science shows that placing sows in breeding stalls before being confirmed pregnant is best for their well-being and provides the best outcomes early in pregnancies. We’ve seen significant progress on this issue. Calls for new commitments and shifting goal posts are not based on veterinary science." – Dallas Hockman, National Pork Producers Council “…Most animal welfare experts and swine veterinarians agree that limiting a pregnant sow’s movement for four to six weeks while pregnancy is confirmed is the right thing to do because it reduces the likelihood of miscarriage.” – Charlie Arnot, Chief Executive Officer, The Center for Food Integrity “The definition of ‘group housing’ does not specify number of weeks for pregnancy confirmation, but typically occurs between 35 and 45 days of gestation. This timeframe coincides with the phase of pregnancy where embryos have successfully implanted into the uterine wall and fetal development is advanced enough for detection using current technology. Forming sow groups during the implantation phase of pregnancy has been shown to decrease conception rates. There is also an advantage to animal welfare by confirming pregnancy prior to forming sow groups so as to not disrupt the group’s dominance hierarchy with non-pregnant sows returning to estrus and exhibiting estrus behaviors or removal of non-pregnant sows from the established group.” – Sherrie Webb, Director of Animal Welfare and JSHAP Associate Editor, American Association of Swine Veterinarians “Based on my decades of experience as a pork producer… group housing led to poor sow welfare and productivity outcomes. The sows fought in pens to establish dominance and injured each other... Due to these fights and associated stress, sows in a group pen also generally give birth to fewer piglets per litter each time that they farrow, further reducing a farm’s productivity” – Phil Borgic, Director, National Pork Producers Council McDonald’s commitment is supported by industry experts…

9 Smithfield Foods Tyson Foods …and industry producers “Tyson Foods works proactively with our strategic procurement partners to implement responsible practices throughout our supply chain. McDonald’s has been a tremendous partner to us in working to focus on and continuously improve animal health and welfare outcomes. Through its leadership, McDonald’s has helped to create a future of quality, secure and sustainable food because it knows that how food is produced and where it comes from matters to our shared customers, communities, and the environment. McDonald’s has used its considerable reach and credibility to promote productive values across the industry, including its commitment to improve animal health and welfare outcomes. Tyson Foods supports the use of housing systems that promote animal health and welfare throughout our supply chain. McDonald’s is clearly a solutions-based leader with a strong commitment to providing a safe and humane environment for animals, as well as affordable food options for U.S. consumers.” – Ken Opengart, DVM, PhD, Vice President, Animal Welfare and International Sustainability, Tyson Foods “McDonald’s has continuously advocated for farming solutions that benefit stakeholders across the industry, and we are proud to be its partner. The company has long used its leadership position to promote ESG-forward initiatives, because it knows that prioritizing progressive solutions is essential to the broader U.S. food system. Its investments in partnerships with suppliers, and meaningful support it provides to farmers, have made a tangible impact. These efforts underscore the collaboration that McDonald’s has driven throughout the industry and its commitment to the highest possible standards. With regards to sow welfare, McDonald’s has worked with a wide range of stakeholders to inform its approach and has helped its partners meet standards that are supported by veterinary science, benefit all parties and drive impact at scale. McDonald’s was one of the first to support suppliers in sourcing from producers that have adopted group-housing systems for pregnant sows – ensuring excellent animal care while enabling pork producers to meet U.S. demand and keep food affordable for consumers. Smithfield was the first U.S. pork producer to commit to group housing for sows on all company-owned farms, a transition it completed in 2017.” – Shane Smith, President and CEO, Smithfield Foods

10 We are delivering on our pork commitment and promoting best practices 2012 McDonald’s makes commitment to source pork from U.S. suppliers that do not house pregnant sows in gestation stalls by the end of 2022 2012-2017 McDonald’s works closely with suppliers to help them outline their plans to phase out sow gestation stalls by 2017 2017 McDonald’s achieves its milestone to source pork for its U.S. business only from producers who share its commitment to phase out gestation stalls for confirmed pregnant sows in its supply chain 2017-2022 McDonald’s makes meaningful progress on its commitment while facing widespread industry disruptions 2022 McDonald’s extends its target by two years due to the industry headwinds and communicates that the company is more than 61% towards its goal as of the end of 2021 and will reach 85 to 90% of its target by the end of 2022 2024 McDonald’s remains committed to reaching its target to phase out the use of gestations stalls for housing confirmed pregnant sows in its supply chain by the end of 2024 ▪ McDonald’s has worked closely with suppliers, vendors and partners to transition to non-gestation stall sources, and continues to engage to ensure commitments are on track ▪ The COVID-19 pandemic(1) and the costly outbreak of African Swine Fever have caused unprecedented disruptions to global supply chains and global pork production ▪ In the U.S., this situation has been exacerbated as the structure of the U.S. pork industry is highly fragmented, with limited vertical integration ▪ Despite these challenges, we have worked closely with our supply chain partners to best position ourselves to honor our commitment Where McDonald’s pork commitment stands today (1) The conversion to group housing requires a significant amount of financing, which many facilities had difficulty obtaining as a result of COVID-19. There was also a reduction in the number of animals, resulting in a decline in overall farm revenues and some smaller farms being pushed out of business. Given the cost and lack of offsetting increase in revenues, many producers have had difficulty affording the transition unless part of a scheduled renovation/rebuilding of an existing facility or new construction.

11 Icahn’s “crate-free” demand reflects a departure from accepted science and cites a Proposition that is not applicable to McDonald’s Icahn is demanding compliance with California’s Proposition 12, which is currently being legally challenged, and is not enforceable by law. Furthermore, if enforced, this Proposition would not apply to McDonald’s products. ▪ Proposition 12 is under temporary halt on enforcement of the prohibition on pork from gestation stalls, due to the state’s two-year delay in finalizing regulation ▪ This proposed law is focused on whole or premium fresh cuts, whereas McDonald’s buys ground pork and strip and Canadian bacon that is fully or partially cooked(¹) However, several states have passed laws addressing the transition to group housed sow production for all types of pork products, with criteria that is consistent with McDonald’s 2012 commitment: ▪ For example, in 2010, the State of Ohio struck an agreement with the Humane Society of the United States to phase out the use of gestation stalls for confirmed pregnant sows within Ohio by the end of 2025 ▪ According to the agreement, which was signed by the Humane Society, “[i]t is understood that in all housing systems, sows may be housed in breeding/gestation stalls until they are confirmed pregnant” ▪ This was codified by Rule 901:12-8-02 promulgated under the Ohio Administrative Code, which provides that breeding/gestation stalls may be used post-weaning for a period of time that seeks to maximize embryonic welfare and allows for the confirmation of pregnancy—a period that veterinary scientists estimate to be four to six weeks – Our 2012 commitment was made with input from animal welfare advocates, agricultural experts and veterinary scientists. It was understood then, and remains so today, that there is a period of a breeding sow’s life when it should not be housed in a group setting: during the insemination process and until a pregnancy is confirmed, which best promotes a successful pregnancy Icahn’s “crate-free” demand is so obscure that it represents an extremely niche market comprising less than 0.1% of U.S. pork production (1) “Cut” for purposes of section 25991(u) of the Health and Safety Code and this Article means any uncooked primal, wholesale, sub-primal or retail cut including, but not limited to, those identified and described in the United States Department of Agriculture’s Institutional Meat Purchase Specifications (IMPS): Fresh Pork Series 400 (November 2014 Edition) and the 2014 Uniform Retail Meat Identity Standards (URMIS) developed by the Industry-Wide Cooperative Meat Identification Standards Committee, but shall exclude any ground or otherwise comminuted meat products.

12 Sourcing 100% “crate-free” pork is not feasible today Group housed vs. “crate-free” pork availability Product “Crate-free” Volume Available (million lbs)(2) Trim 0.6 Picnics 0.6 Bellies 0.9 Loins 1.4 Total 3.6 ▪ McDonald’s represents roughly 1% of the pork produced in the U.S. (291.6m lbs), whereas “crate-free” pork represents 0.1% or less of total pork production ▪ There is not sufficient “crate-free” pork available today to meet McDonald’s needs ▪ The current supply of what may be defined as “crate-free” pork would not meet the volume required for our supply chain ▪ McDonald’s has offered premium pricing to suppliers for “crate-free” pork, and even that is not enough to create sufficient supply ▪ The industry faces significant challenges in creating housing systems with more stringent parameters than standard group housed requirements, including compliance with Proposition 12 – An analysis by Dr. Steve R. Meyer, consulting economist for the National Pork Producers Council, found that, due to the Proposition 12 production method that increases sow mortality, reduces litter sizes and reduces productivity, compliant producers nationally will have to spend an estimated $293.9 million to $347.7 million of additional capital in order to reconstruct their sow housing – The California Department of Food and Agriculture acknowledged that within California, Proposition 12 will make pork “more expensive to consumers,” “disproportionately reduce food purchasing power of low-income consumers,” substantially increase costs to public entities like schools, and impose substantial conversion, operating, and record-keeping costs on sow farmers, including “lower piglet output per animal and increased breeding pig mortality” Based on current estimates, McDonald’s would require at least 300-400 times the animals housed today in “crate-free” systems to keep its supply chain running(1) (1) Given that McDonald’s consumes only 1% of U.S. pork, to convert the entire industry would require at least 30,000 – 40,000 times the animals housed today in crate-free systems. (2) Estimates based on 0.1% of predicted volume currently available. The predicted volume is based off of what may be available as per practices as described by American Humane and utilized by small specialty brands (which may vary from the practices described by American Humane).

13 Icahn’s position does not make economic sense ▪ McDonald’s suppliers only purchase approximately 1% of the pork that is produced in the U.S. ▪ The raw material that our suppliers purchase is pork trim (80%), pork bellies for bacon (10%), picnics for McRib (6%) and sow loins for Canadian bacon (4%) ▪ McDonald’s is already paying a premium to purchase group housed pork ▪ For an additional meaningful increase in the number of group housed sows in the industry, retailers need to purchase and sell more premium group housed products such as hams, ribs and market loins ▪ If producers are only selling trim and bellies from a carcass, the premium McDonald’s pays for those items does not fully cover the group housed costs for all the premium cuts ▪ In other words, the economics don’t work for pork producers to convert to group housed pork if only selling trim, which represents only 16% of the carcass ▪ It comes down to supply and demand and without buyers of the premium cuts of pork, there is not enough market demand for group housed pork to cover the costs of raising sows in this manner Going “crate-free” would significantly increase costs, placing a burden on all aspects of our business, our supply chain and McDonald’s customers, while lacking the support of industry experts

14 We remain focused on driving progress within the industry Conducting group housed pork reviews with suppliers to drive accountability and remaining committed to reporting regular progress updates with transparency Continuing to inform our forward-looking strategies with input from credible third-party experts and scientists with the intent to develop and drive scalable solutions Staying agile as pork production practices continue to evolve over time as producers balance consumer demand, animal health and welfare concerns and land and resource constraints Seeking Expert Input Developing Solutions Driving Accountability 1 2 3 Key Pillars of Our Strategy We are proud that an estimated 30 - 35%(1) of U.S. pork production has moved to group housing systems since we became the first major QSR brand to make this kind of commitment in 2012, and we look forward to promoting further collaboration across the industry on this issue (1) Source: National Pork Producers Council.

Section 2 Our Purpose & Impact Accelerating the Arches strategy focuses leadership on issues that matter most to our stakeholders

16 Franchisees McDonald’s benefits from the entrepreneurial spirit of local business owners as 93% of McDonald’s restaurants worldwide are franchised Suppliers McDonald’s suppliers are dedicated to quality and safety Crew & Corporate Staff McDonald’s is committed to our people who make the difference in providing a great experience for our customers 40K+ RESTAURANTS 100+ COUNTRIES >65M CUSTOMERS Served Every Day Three-legged stool – the McDonald’s business model

17 Accelerating the Arches encompasses all aspects of McDonald’s business as the leading global omni- channel restaurant brand, including our purpose, values, and growth pillars that build on the Company’s competitive advantages Overview of Accelerating the Arches strategic plan

18 Recent Highlights: ▪ Substantially achieved the responsible sourcing goals we set in 2020 for our six priority commodities: beef, soy for chicken feed, coffee, palm oil, fish and fiber ▪ Continued to make progress toward the five Global Happy Meal Goals we set in 2018 across our 20 major markets ▪ Committed to phasing out the use of gestation stalls for housing confirmed pregnant sows in the U.S. by the end of 2024 - More than 61% converted to group housing as of the end of 2021; expect to reach 85-90% converted by the end of 2022 Our Planet Recent Highlights: ▪ Joined the United Nations Race to Zero campaign, putting McDonald’s on the path to net zero emissions by 2050, building on momentum of prior SBTs ▪ Released our inaugural Climate Risk & Resiliency Summary, guided by reporting recommendations from the Task Force on Climate-Related Financial Disclosures (TCFD) ▪ Made a three-year, $5 million commitment to accelerate and scale sustainable packaging solutions for the industry Recent Highlights: ▪ Continued the five-year, $100 million commitment to RMHC we set in 2020 to help increase access to quality health care for children around the world ▪ Supported employees in times of need through Employee Assistance Fund and relief efforts for communities after disasters via the Red Cross ▪ Donated millions of pounds of food and offered free ‘Thank You Meals’ to healthcare workers and first responders Jobs, Inclusion and Empowerment Recent Highlights: ▪ Raised hourly wages at Company-owned McDonald’s USA restaurants ▪ Disclosed comprehensive McDonald’s Diversity Snapshot and EEO-1 data ▪ Making progress on ambitious goals to increase diversity in leadership roles ▪ 2021 pay gap analysis showed that we substantially achieved equal pay for women globally, with identified gap closed in 2022, and that there was no pay gap disfavoring historically underrepresented groups in the U.S. ▪ Invited U.S.-based suppliers to sign a Mutual Commitment to DEI ▪ Launched a Franchisee Recruitment Initiative to help increase the number of new diverse franchisees For more information on our ESG impact and progress highlights, see the Impact Strategy & ESG Reporting page of our website As part of our Accelerating the Arches strategy, we have prioritized our role and commitment in the communities in which we operate to focus on four areas Fulfilling our purpose to feed and foster communities Food Quality & Sourcing Community Connection

19 We are proud of the progress we have made against our range of ambitious goals. We have achieved or substantially achieved all of our 2020 sustainability goals and will continue to advance our responsible sourcing in the future. Learn more by reading our 2020 – 2021 Purpose & Impact Progress Summary McDonald’s has a track record of meeting ESG commitments Category Goal Status Beef Goal 1: Accelerate Industry Progress By the end of 2020, source a portion of our beef from suppliers participating in sustainability programs aligned with the Global Roundtable for Sustainable Beef (GRSB) Principles and Criteria and that meet McDonald’s requirements in 10 of our top beef sourcing countries globally Goal 2: Share Knowledge and Tools By the end of 2020, engage with local farmers through farmer outreach projects to help develop and share best practices related to our Priority Impact Areas, in our top 10 beef sourcing countries globally Goal 3: Promote Flagship Farmers By the end of 2020, select and showcase McDonald’s Flagship Farmers to demonstrate leading best practices related to key sustainability impact areas, in our top 10 beef sourcing countries globally Goal 4: Pioneer New Practices By the end of 2020, set up McDonald’s Progressive Farm Partnerships to trial and discover new practices related to our Priority Impact Areas, in our top 10 beef sourcing countries globally Goal 5: Conserve Forests By the end of 2020, eliminate deforestation in supply chains for our beef, chicken (including soy in feed), palm oil, coffee and the primary fiber-based guest packaging sourced for McDonald’s restaurants Achieved Achieved Achieved Achieved Substantially Achieved Achieved = 100% Substantially Achieved = 95% to 99.9%

20 McDonald’s has a track record of meeting ESG commitments (cont’d.) Category Goal Status Coffee By the end of 2020, all coffee sourced for McDonald’s restaurants will be sustainably sourced and support deforestation-free supply chains By the end of 2020, eliminate deforestation in supply chains for our beef, chicken (including soy in feed), palm oil, coffee and the primary fiber-based guest packaging sourced for McDonald’s restaurants Soy (chicken feed) By the end of 2020, eliminate deforestation in supply chains for our beef, chicken (including soy in feed), palm oil, coffee and the primary fiber-based guest packaging sourced for McDonald’s restaurants Fiber By the end of 2020, all primary fiber-based guest packaging sourced for McDonald’s restaurants will come from recycled or certified sources By the end of 2020, eliminate deforestation in supply chains for our beef, chicken (including soy in feed), palm oil, coffee and the primary fiber-based guest packaging sourced for McDonald’s restaurants Palm Oil By the end of 2020, eliminate deforestation in supply chains for our beef, chicken (including soy in feed), palm oil, coffee and the primary fiber-based guest packaging sourced for McDonald’s restaurants Fish By the end of 2020, all the wild-caught fish sourced for McDonald’s products will come from verified sustainable sources Substantially Achieved Substantially Achieved Achieved Substantially Achieved Substantially Achieved Substantially Achieved Achieved Achieved = 100% Substantially Achieved = 95% to 99.9% We are proud of the progress we have made against our range of ambitious goals. We have achieved or substantially achieved all of our 2020 sustainability goals and will continue to advance our responsible sourcing in the future. Learn more by reading our 2020 – 2021 Purpose & Impact Progress Summary

McDonald's is holding executives accountable for DEI progress

To reflect our continued focus on diversity & inclusion, we've implemented policies that hold our leaders directly accountable for making tangible progress on our DEI goals

1. **We enhanced our executive compensation program to strengthen leadership accountability toward our Core Values.** McDonald's incorporated quantitative human capital-related metrics to the 2021 annual incentive compensation program for its Executive Vice Presidents
   - In addition to the Company's financial performance, executives are measured on their ability to champion our core values, improve representation within leadership roles for both women and historically underrepresented groups, and create a strong culture of inclusion within the Company

2. **By 2025, we are committed to better representing the communities we serve by increasing the diversity of our leadership roles**

2025
Women in leadership roles globally (Senior Director and above)


45%

This 2025 goal is an ~8% increase from our 2020 baseline data.

During 2021, we made progress towards this goal

2025
Historically underrepresented groups in leadership roles in the U.S. (Senior Director and above)


35%

This 2025 goal is a ~6% increase from our 2020 baseline data.

During 2021, we made progress towards this goal

= 2020 Baseline ***= 2025 Goal***

3. **By the end of 2030, McDonald's has an overall goal to reach gender parity in leadership roles**
   - To set these goals, we leveraged internal and external data to understand where we are currently, and where we want to be in the future

Collaboration with McDonald's Chief Diversity, Equity and Inclusion Officer

- Each member of the leadership team also works collaboratively with McDonald's Chief Diversity, Equity and Inclusion Officer and his team to build an action plan to move the needle on these commitments within their respective function that includes, but isn't limited to:
  - Active engagement with internal and external diversity groups
  - Internal sentiment measurement via our "Inclusion Index" – which has been designed to measure the critical components of building an inclusive culture
  - Mentorship and sponsorship relationships with more junior women or underrepresented groups
  - Creating diverse candidate slates for all open Officer roles

21

22 A global net zero emissions goal requires system-wide decarbonization, and McDonald’s is working with market business teams, franchisees, suppliers and other partners to convert ambition to action to impact by: System-wide Emissions Reductions ▪ Increasing the substantial emissions reductions already in progress across our restaurants, offices and supply chain in service of McDonald’s existing SBTi targets (set in 2018, covering scopes 1, 2 and 3) ▪ Evolving our targets and aligning to the latest climate science across all scopes of our emissions ▪ Seeing increase in global suppliers setting climate targets and implementing tailored strategies to reduce emissions Innovative, Locally Tailored Solutions ▪ Enabling McDonald’s teams across the world to innovate and implement locally tailored solutions to help advance industry-leading innovations in renewable energy, regenerative farming, circular economy and sustainable packaging ▪ Markets are already at work, with McDonald’s UK & Ireland also announcing its comprehensive business and sustainability strategy ▪ In Europe, renewable energy purchases in 2020 covered over 6,000 restaurants’ worth of electricity across 11 markets ▪ Once all 2019-2021 transacted U.S. renewable energy virtual power purchase agreement (VPPA) projects are online, the energy generated will be equivalent to over 8,000 U.S. restaurants' worth of electricity, avoiding ~2.3 million metric tons of CO2e/year Effective Collaboration ▪ Contributing insights from McDonald’s supply chain and sustainability journey thus far to the SBTi’s important ongoing work to develop credible 1.5°C emissions reduction pathways for forestry, land and agriculture, and to define a science-based framework for net zero emissions in agriculture-dependent supply chains ▪ Once final, these frameworks will guide the future evolution of our existing 2030 targets In October 2021, McDonald’s joined the United Nations Race to Zero campaign and signed on to the Science Based Target initiative’s (SBTi) Business Ambition for 1.5°C Campaign We are accelerating climate action to reach net zero by 2050 We recently released our inaugural Climate Risk & Resiliency Summary, guided by reporting recommendations from the Task Force on Climate-Related Financial Disclosures (TCFD), demonstrating our continued commitment to disclosing climate-related risks and opportunities for our business

Section 3 Highly qualified and engaged Board, safeguarding interests of all shareholders Board & Governance

McDonald's has a highly qualified and diverse Board



LLOYD DEAN
CEO,
CommonSpirit Health

Director Since: 2015



ROBERT ECKERT
Operating Partner,
FFL Partners, LLC

Director Since: 2003



CATHERINE ENGELBERT
Commissioner,
Women's National
Basketball Association

Director Since: 2019



MARGARET GEORGIADIS
CEO – Partner,
Flagship Pioneering

Director Since: 2015



ENRIQUE HERNANDEZ, JR.
Independent Chairman

Executive Chairman,
Inter-Con Security Systems

Director Since: 1996



CHRIS KEMPCZINSKI
President and CEO

Director Since: 2019



RICHARD LENNY
Non-Executive Chairman,
Conagra Brands

Director Since: 2005



JOHN MULLIGAN
EVP and COO,
Target Corporation

Director Since: 2015



SHEILA PENROSE
Former Non-Executive Chairman,
Jones Lang LaSalle

Director Since: 2006



JOHN ROGERS, JR.
Founder, Chairman,
Co-CEO and CIO,
Ariel Investments

Director Since: 2003



PAUL WALSH
Executive Chairman,
McLaren Group

Director Since: 2019



MILES WHITE
Former Chairman and CEO,
Abbott Laboratories

Director Since: 2009

Updated Director Selection Process

- In December 2020, our Governance Committee approved updated Director Selection Process guidelines to more closely align with the Company's values and the strategic drivers associated with *Accelerating the Arches*
- These updates highlight important areas of focus for the Company and our investors including **cybersecurity, digital business models, human capital management, diversity, equity and inclusion, and sustainability**

Diversity that contributes to a balanced and effective Board



50% of Directors are women or racially/ethnically diverse

Fresh perspectives balanced with institutional knowledge


3
3
6
0-5 Years
6-10 Years
>10 Years

24

25 DEAN ECKERT ENGELBERT GEORGIADIS HERNANDEZ KEMPCZINSKI LENNY MULLIGAN PENROSE ROGERS WALSH WHITE BRAND MANAGEMENT: Contributes to an understanding of how our business, standards and performance are essential to protecting and increasing the value of the McDonald’s brand ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ CUSTOMER-CENTRIC: Provides an understanding of our business, operations and customer-centric Accelerating the Arches growth strategy, focusing on our purpose, values and growth pillars ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ DIGITAL: Provides an understanding of how the 3 D’s (digital, delivery and drive-thru) leverage competitive strengths ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ FINANCE/CAPITAL MARKETS: Supports the oversight of our financial statements and strategy and financial reporting to investors and other stakeholders ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ GLOBAL EXPERIENCE: Contributes to an understanding of how our business is structured to enable the right level of support for our international markets, as well as the sharing of solutions across international markets ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ HUMAN CAPITAL MANAGEMENT: Provides an understanding of how we manage and develop our workforce, and how we focus on promoting equality throughout the organization ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ INFORMATION TECHNOLOGY/CYBERSECURITY: Contributes to an understanding of information technology capabilities, cloud computing, scalable data analytics and risks associated with cybersecurity matters ✓ ✓ ✓ MARKETING: Provides awareness of culturally relevant approaches that effectively communicate the story of our brand, food and purpose ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ OTHER PUBLIC COMPANY BOARD: Demonstrates a practical understanding of organizations, processes, governance and oversight of strategy, risk management and growth ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ REAL ESTATE: Provides an understanding of how owning or leasing real estate, combined with co-investment by franchisees, enables us to achieve high restaurant performance levels ✓ ✓ ✓ SUSTAINABILITY/CORPORATE RESPONSIBILITY: Contributes to an understanding of sustainability issues and corporate responsibility, and their relationship to our business and strategy ✓ ✓ ✓ ✓ ✓ ✓ ✓ More than half of McDonald’s Directors have significant sustainability / corporate responsibility expertise including through experience as: ▪ Executives at large, global retail companies, including at major consumer brands within the food and beverage industries ▪ Investors in public and private markets ▪ Public company directors at complex, global organizations Our Directors’ skills and experiences facilitate robust oversight

26 Directors Lenny and Penrose provide the McDonald’s Board with critical skills and experience Richard Lenny Compensation Committee Chair Sustainability & Corporate Responsibility Member ▪ Mr. Lenny is the Non-Executive Chairman of Conagra Brands, a leading branded food company ▪ He has served as Chair of McDonald’s Compensation Committee since 2019, and also serves on the Sustainability & Corporate Responsibility Committee ▪ As Chair of the Compensation Committee, he has led the effort to establish a strong pay-for-performance program that closely aligns the interests of executives with those of shareholders, including the addition of quantitative human capital metrics to create a strong culture of inclusion among employees ▪ Mr. Lenny brings extensive knowledge of strategy and business development, finance, marketing and consumer insights, supply chain management and distribution, sustainability and social responsibility matters gained from his experience as Chief Executive Officer of The Hershey Company ▪ He has extensive experience with major consumer brands in the food industry, having also served in executive-level positions at Kraft Foods, Nabisco Biscuit and Snacks and the Pillsbury Company ▪ Mr. Lenny has served as Director of several large public companies, including Conagra Brands, Illinois Tool Works, Discover Financial and The Hershey Company, giving him a broad understanding of governance issues facing public companies and strong leadership insights ▪ Ms. Penrose is the former Non-Executive Chair of Jones Lang LaSalle, which has been widely recognized for its commitment to sustainability. She also currently serves as an Executive Advisor to Boston Consulting Group ▪ She has served as Chair of McDonald’s Sustainability & Corporate Responsibility Committee since 2016 and has a track record of success as its leader; she also serves on the Executive and Governance Committees ▪ Ms. Penrose has significant experience working with management to incorporate and balance perspectives from a wide range of stakeholders to inform our sustainability and ESG approach ▪ She has overseen McDonald’s recent sustainability efforts and progress against ambitious climate, responsible sourcing and diversity, equity and inclusion goals ▪ In addition to her sustainability experience, she brings to our Board extensive experience in, and knowledge of, finance and real estate, both of which are areas of significance to our Company; she is also well-versed in strategy and business development, finance, and leadership development and succession planning ▪ Ms. Penrose has served as Director and chaired key board committees of several public companies, including Jones Lang LaSalle, EFunds Corporation and Nalco Chemical Company, giving her extensive corporate governance and sustainability oversight experience ▪ In addition, she co-founded the Corporate Leadership Center, a non-profit organization that partners with leading institutions to offer programs in executive leadership development, contributing to our Board’s strong human capital management expertise Sheila Penrose Sustainability & Corporate Responsibility Committee Chair Governance / Executive Committee Member

27 The Board evaluated the dissident nominees using its standard Director Selection Process; each of the nominees were held to the same standards as all of McDonald’s director candidates Replacing Directors with Icahn’s candidates is not in McDonald’s or its shareholders’ best interests ▪ High integrity and business ethics ▪ Strength of character and judgment ▪ Ability to devote significant time to Board duties ▪ Desire and ability to continually build expertise in emerging areas of strategic focus for McDonald’s ▪ Demonstrated focus on promoting equality ▪ Business and professional achievements ▪ Ability to represent the interests of all shareholders ▪ Knowledge of corporate governance matters ▪ Understanding of the advisory and proactive oversight responsibility of our Board ▪ Comprehension of their role as a public company director and the fiduciary duties owed to shareholders ▪ Intellectual and analytical skills Key Attributes and Skills of All Director Nominees After conducting virtual interviews with each of Mmes. Ganzler and Samuelrich and reviewing each candidate’s biographical and other information, the Governance Committee determined that neither candidate possessed the experience, expertise or qualifications that would allow them to add meaningful value with respect to the large majority of issues regularly faced by the McDonald’s Board of Directors: ▪ In particular, neither Ms. Ganzler nor Ms. Samuelrich has the knowledge or context that a candidate who has led a large corporation or had other “C-suite” experience or served on a public company board would have ▪ Additionally, neither candidate has multinational or international experience or context or has significant experience or expertise on financial or complex supply chain issues As such, the Governance Committee declined to recommend that either candidate be included in the Board of Director’s slate of director nominees for the Company’s 2022 Annual Shareholders’ Meeting Assessment of Icahn Nominees

28 Our Sustainability & Corporate Responsibility Committee monitors and oversees our strategies and management of ESG issues ▪ Review and monitor our strategies and efforts to address sustainability and brand trust ▪ Oversee important sustainability priorities and other matters, including corporate philanthropy ▪ Review and monitor the development and achievement of our environmental and social impact goals and metrics, and other aspects of brand trust ▪ Review global sustainability communication plans and reporting ▪ Review risks related to sustainability and corporate responsibility matters ▪ Review and monitor Company culture and human capital management matters, including workplace health and safety, respectful workplace and DEI ▪ Oversight of sustainability and corporate responsibility-related shareholder proposals Meetings in 2021: 5 ▪ Oversaw progress on all of our sustainability goals across the entire supply chain, including our efforts focused on animal health and welfare ▪ Drew on its diverse experience to support the development of strategy to achieve net zero emissions by 2050; will continue to oversee progress to ensure we hold the Company accountable to its targets ▪ Oversaw the formalization of our climate ambition with specific targets included in our inaugural Climate Risk & Resiliency Report, guided by recommendations from the Task Force on Climate-related Financial Disclosures (TCFD) ▪ Oversaw significant progress on our Purpose, Impact and ESG strategy more broadly, particularly on packaging and waste issues, including launching our new sustainable Happy Meal toy strategy and our additional $5 million commitment with the NextGen Consortium to continue work to accelerate and scale sustainable packaging solutions for the industry Committee Members: Sheila Penrose (Chair) Margaret Georgiadis Richard Lenny Paul Walsh Relevant Areas of Focus: 2021 Oversight Highlights: The Committee meets with a range of McDonald’s management members throughout the year and regularly updates our Board on its risk oversight activities, including escalating any risks that it concludes may be reasonably likely to be significant

29 Refreshed and Independent Board ▪ Independent Board Chairman ▪ 11 of 12 Directors are independent (all except CEO) ▪ No special interest Directors; our Director nominees represent the interest of all shareholders ▪ All standing Committees are independent (except Executive Committee, chaired by our CEO) ▪ Refreshed Director Selection Process guidelines align with Accelerating the Arches ▪ Regular succession planning and effective leadership transitions at CEO, executive management and Board levels ▪ 50% of Directors joining our Board since 2015 Accountability to Shareholders ▪ Annual election of all Directors ▪ Majority voting standard for uncontested Director elections ▪ No supermajority voting provisions ▪ No “poison pill” (shareholder rights plan) ▪ Proxy access for Director candidates nominated by shareholders reflecting standard market practices ▪ Meaningful thresholds for shareholders to call special meetings ▪ Public disclosure of corporate political contributions and certain trade association memberships Diverse and Committed Directors ▪ Demonstrated commitment to diversity, with 50% of our Board comprised of diverse Directors (25% women and 25% racially/ethnically diverse) ▪ Requirement that Directors shall not serve on more than three public company boards, in addition to service on the McDonald’s Board ▪ No Directors who are current public company CEOs serve on more than one outside Board ▪ Directors are required to obtain consent from the Chairman and Chair of the Governance Committee to serve on the Board of any other for-profit company Facilitating Effective Oversight ▪ Significant shareholder outreach and engagement program, with independent Director participation for select meetings ▪ Executive sessions of independent Directors scheduled for Board and Committee meetings ▪ Annual Board and Committee self-evaluation ▪ Board access to independent advisors We are committed to strong corporate governance practices

30 Key Compensation Elements 2021 Performance Measures 2021 Key Terms Base Salary ▪ N/A ▪ Decided based on competitive considerations, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses Short-Term Incentive Plan (STIP) ▪ Operating Income Growth (42.5%) ▪ Systemwide Sales Growth (42.5%) ▪ Human Capital Metrics (15%) ▪ Target of 180% of base salary for CEO ▪ Operating income growth requires balancing increases in revenue with financial discipline to produce strong margins and cash flow ▪ Systemwide sales is an important metric in a franchise business as income generation is correlated to sales growth and is a measure of the financial health of franchisees ▪ Included quantitative human capital metrics ▪ Payouts are limited to 200% of the target award Long-Term Incentives Performance- Based Restricted Stock Units (PRSUs) ▪ Earnings per share (EPS) growth (75%) ▪ Return on invested capital (ROIC) (25%) ▪ Relative total shareholder return (TSR) (+/- 25 points) ▪ Cliff vest at the end of a three-year service period, subject to achievement of EPS and ROIC ▪ Also subject to a modifier based on relative TSR over the performance period compared to the S&P 500 Index ▪ Payouts are limited to 200% of the target award Stock Options ▪ Share Price ▪ Provide value only if share price increases ▪ Vest ratably 25% per year with a 10-year term ▪ As a result of strong top and bottom-line financial results across the world, our NEOs nearly achieved the maximum payout factor with a Corporate STIP of 184.9% (inclusive of both financial and human capital metrics) ▪ However, the PRSUs that vested in early 2022 paid out below target (66.7%) due to the impact of the COVID-19 pandemic on our 2020 performance (despite strong performance in 2019 and 2021) ▪ These payouts demonstrate the Committee’s commitment to align payouts with Company performance over different time periods in order to drive long-term value creation for our shareholders Performance - Based Our quantitative human capital metrics measure executive performance related to championing the Company’s core values, improving diversity representation for women and underrepresented groups, and creating a strong culture of inclusion among employees 2021 Pay for Performance Alignment The Board is committed to designing and overseeing a strong pay-for-performance program that closely aligns the interests of executives with those of shareholders Executive compensation is directly aligned with business results

31 ✓ Strong pay-for-performance alignment ✓ Robust performance targets, and payouts under our incentive plans can vary significantly based on Company performance ✓ Performance metrics support our growth strategy and align interests of management with interests of shareholders ✓ STIP includes quantitative human capital metrics ✓ Majority of total direct compensation paid over the long-term ✓ Significant stock ownership and retention requirements ✓ Clawback provisions in equity agreements and STIP ✓ Independent compensation consultant ✓ Double-trigger change in control equity provisions ✓ Annual compensation peer group review ✓ Annual Say-on-Pay vote What We Do What We Don’t Do Change in control agreements Tax gross-up on perquisites Repricing of stock options Backdating of stock options Encourage unreasonable risk taking Employment agreements Hedging or pledging of McDonald’s stock The Board’s executive compensation practices prioritize pay-for-performance while driving business results with a focus on creating long- term shareholder value Our compensation practices promote executive accountability

Section 4 Company Performance Achieving our ESG goals while generating industry-leading returns for shareholders

McDonald's is focused on executing against its strategic plan

Operational proof points highlight our immense progress and commitment to delivering results

Growth Powered by the M, C, & Ds

M — Maximizing Our Marketing

Invest in new, culturally relevant approaches to effectively communicate our story of brand, food and purpose. This includes enhancing digital capabilities that provide a more personal connection with customers



Unveiled BTS Meal (54 Countries) and trended as #2 worldwide topic on Twitter in Q1 '21


The
Love Is
Giving Up
The Last Fry
Deal

C — Commitment to Core Menu

We're tapping into customer demand for the familiar and focusing on serving delicious burgers, chicken and coffee



Introduction of new, large chicken sandwiches in various markets



Continued focus on taste and quality improvement to core burgers


McCafé
McCafé

Strong global coffee share



McPlant Launch in UK, Austria



On-trend innovation in chicken: McSpicy, Spicy McNuggets

D — Doubling Down on 3Ds (Digital, Delivery and Drive Thru)

We are leveraging our competitive strengths and built a powerful digital experience growth engine so that, however customers choose to interact with McDonald's, they can enjoy a fast, easy experience that meets their needs


McDonald's
McDRIVE

Drive-Thru locations in over 25,000 restaurants

Uber Eats
DOORDASH
JUST EAT Takeaway.com

Delivery via >33,000 locations in 100 countries and strategic partnerships with Uber Eats, DoorDash and Just Eat Takeaway


My M Rewards

Reached 26mm loyalty members earning rewards in the U.S.

Source: Company materials, filings and Wall Street research.

33

Resilient operating model has led to consistently strong results

Reported Systemwide Sales(1)

Top-line performance resilient despite challenging operating environment



Revenue
$21.3
$21.4
$19.2
$23.2
+5% CAGR
Reflects temporary COVID disruption from restaurant closures
$96.1
$100.2
$93.3
$112.5
Global Systemwide sales growth
+6%
+4%
(7%)
+21%
2018
2019
2020
2021

Reported Operating Income

Strong operating margins driven by MCD's franchise model



+5% CAGR
$8.8
$9.1
$7.3
$10.4
Operating margin(3)
42%
42%
38%
45%
2018
2019
2020
2021

Reported Free Cash Flow(2)

Model has driven high free cash flow conversion and growth



Cash from Operations
$7.0
$8.1
$6.3
$9.1
+19% CAGR
$4.2
$5.7
$4.6
$7.1
FCF Conversion Rate(2)
71%
95%
98%
94%
2018
2019
2020
2021

Source: Company filings.

Note: Numbers in billions, unless otherwise specified.

(1) Systemwide sales includes sales at all restaurants, whether operated by the Company or by franchisees. While franchised sales are not recorded as revenues by the Company, management believes the information is important in understanding the Company's financial performance because these sales are the basis on which the Company calculates and records franchised revenues and are indicative of the financial health of the franchisee base.

(2) Free cash flow and FCF Conversion Rate are defined as cash provided by operations less capital expenditures, and free cash flow divided by net income, respectively. Management reviews these measures to evaluate the Company's ability to convert net profits into cash resources, after reinvesting in the core business, that can be used to pursue opportunities to enhance shareholder value. See Appendix A hereto for a reconciliation of free cash flow and FCF Conversion Rate to cash provided by operations, the most directly comparable GAAP financial measure.

(3) Operating margin is defined as operating income as a percent of total revenues.

34

Stellar track record of capital return and total shareholder return

Our commitment to investing in new and existing restaurants plus returning free cash flow to shareholders through dividends and share repurchases has contributed to best-in-class total shareholder return over the long- and short-term

Meaningful Capital Returned to Shareholders

✓	Met goal of $25bn in cash return for 2017-2019	**$64bn[1]** *Since 2014*
✓	45 consecutive years of dividend increases	**2.1%** *LTM Div. Yield*
✓	Reduction in basic shares outstanding	**23%** *FY2014-FY2021*

Significant Value Creation for Shareholders

1-Year TSR[2]


MCD
12%
Proxy Peer Avg.(3)
5%
S&P 500
4%
Dow Jones
2%
Selected QSR Peer Avg.(4)
(11%)

5-Year TSR[2]


MCD
105%
S&P 500
97%
Dow Jones
81%
Proxy Peer Avg.(3)
71%
Selected QSR Peer Avg.(4)
68%

Source: FactSet and Bloomberg, Company filings as of April 28, 2022.
(1) Reflects dividends and share repurchases from January 1, 2014 to December 31, 2021.
(2) TSR defined as share price performance plus impact of reinvested dividends. One-year TSR reflects period beginning April 28, 2021 and ending April 28, 2022. Five-year TSR reflects five-year period beginning April 28, 2017 and ending April 28, 2022.
(3) Proxy peers includes 3M, Best Buy, Carnival Cruise, Coca-Cola, Colgate-Palmolive, FedEx, General Mills, Johnson and Johnson, Kellogg, Kimberly-Clark, Kraft Heinz, Lowe's, Marriott, Mondelez, Nike, PepsiCo, Proctor and Gamble, Starbucks, Target, Walgreens, Walmart and YUM! Brands.
(4) Selected QSR peers include Chipotle, Domino's, YUM! Brands, Starbucks, Wendy's, Papa John's, RBI and Jack in the Box.

35

Section 5 Conclusion

37 ▪ Our gestation stall commitment is backed by science and consistent with industry-endorsed definitions ▪ Over the course of the past several years there have been market challenges for farmers and producers that have slowed progress on phasing out gestation stalls – both for the producers that source pork to McDonald’s suppliers and across the entire industry ▪ Despite these challenges, more than 61% of our U.S. pork supply chain has phased out the use of gestation stalls for confirmed pregnant sows as of the end of 2021 ▪ We expect to source 85% to 90% of our U.S. pork volumes from group housing systems by the end of 2022 ▪ We remain committed to phasing out the use of gestation stalls for housing confirmed pregnant sows in the U.S. by the end of 2024 We ask for your support on the WHITE CARD at our Annual Meeting We remain committed to achieving our gestation stall goal in the U.S. by the end of 2024 ▪ The Board actively oversees all aspects of our business, including our sustainability strategy and supply chain management issues ▪ The Sustainability & Corporate Responsibility Committee oversees our sustainability priorities, including reviewing and monitoring the development and achievement of our sustainability goals and metrics ▪ Ms. Penrose has a track record of success as Chair of the Committee, including significant experience working with management to incorporate and balance perspectives from a wide range of stakeholders to inform our sustainability and ESG approach ▪ Mr. Lenny has extensive knowledge of strategy and business development, finance, marketing and consumer insights, supply chain management and distribution, sustainability and social responsibility matters ▪ Icahn’s nominees do not possess experience, expertise or qualifications that would allow them to add meaningful value with respect to the large majority of issues regularly faced by our Board Our directors are the most qualified to continue overseeing McDonald’s ESG strategy and commitments

Appendix Non-GAAP Reconciliation

39 Appendix A: Non-GAAP Reconciliation Free Cash Flow and FCF Conversion Rate Year Ended December 31, (Dollars in millions) 2021 2020 2019 2018 Cash provided by operations $9,142 $6,265 $8,122 $6,967 Less: Capital expenditures 2,040 1,641 2,394 2,742 Free cash flow $7,102 $4,624 $5,728 $4,225 Divided by: Net income 7,545 4,731 6,025 5,924 FCF conversion rate 94.1% 97.8% 95.1% 71.3% Source: Company filings.

Exhibit 2

Annual Shareholders' Meeting NYSE: $254.32 Volume: More Stock I f i 2022 McDonald’s Annual Shareholders’ Meeting May 26, 2022 – 9:00 a.m. Central Time Vote TODAY using the WHITE proxy card and disregard any gold proxy card that may be sent to you by the Icahn Group. We encourage you to submit your vote using the WHITE proxy card as promptly as possible, even if you plan to attend the virtual Annual Shareholders Meeting.  How to Vote Okay Important Information For Our Annual Meeting Forward-Looking Statements This website and other written or oral statements made from time to time by McDonald’s Corporation (“McDonald’s”) contain forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. In particular, statements regarding McDonald’s plans, strategies, prospects and expectations regarding its business and industry are forward-looking statements. They refect McDonald’s expectations, are not guarantees of performance and speak only as of the date hereof. Except as required by law, McDonald’s does not undertake to update such forward-looking statements. You should not rely unduly on forward-looking statements. McDonald’s business results are subject to a variety of risks, including those that are described in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and subsequent flings with the Securities and Exchange Commission (the “SEC”). Important Additional Information Regarding Proxy Solicitation McDonald’s has fled a defnitive proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for its 2022 Annual Meeting. Important: McDonald’s shareholders are encouraged to read the defnitive proxy statement (and any amendments and supplements thereto), the accompanying WHITE proxy card and other documents fled with the SEC in their entirety because they contain important information. McDonald’s shareholders may obtain a copy of the defnitive proxy statement (and any amendments and supplements thereto), the accompanying WHITE proxy card and other relevant documents fled by McDonald’s with the SEC without charge from the SEC’s website at www.sec.gov. McDonald’s shareholders may also obtain a copy of these documents without charge by sending a request to shareholder.services@us.mcd.com or visiting the investor section of the McDonald’s website at www.investor.mcdonalds.com. Certain Information Regarding Participants McDonald’s, its Directors and certain of its executive ofcers are participants in the solicitation of proxies from McDonald’s shareholders in connection with the matters to be considered at the 2022 Annual Meeting. Information regarding the ownership of McDonald’s Directors and executive ofcers in McDonald’s common stock is included in the defnitive proxy statement for its 2022 Annual Meeting, fled with the SEC on April 8, 2022, which can be found through the SEC’s website at www.sec.gov. Changes to such ownership have been or will be refected on Statements of Changes in Benefcial Ownership on Form 4 fled with the SEC. Details concerning the nominees of the McDonald’s Board of Directors for election at the 2022 Annual Meeting are also included in such defnitive proxy statement.

Annual Shareholders' Meeting 2022 McDonald’s Annual Shareholders’ Meeting May 26, 2022 – 9:00 a.m. Central Time Vote TODAY using the WHITE proxy card and disregard any gold proxy card that may be sent to you by the Icahn Group. We encourage you to submit your vote using the WHITE proxy card as promptly as possible, even if you plan to attend the virtual Annual Shareholders Meeting.  How to Vote

McDonald’s Shareholder Resources Notice of Meeting / Proxy Statement McDonald's Presentation - May 4, 2022 Statement from McDonald’s Corporation in Response to Mr. Icahn’s Media Outreach - April 21, 2022 McDonald’s Board of Directors Statement in Response to Carl Icahn - February 20, 2022 McDonald’s Animal Health & Welfare Policies Facts About McDonald’s 2012 Commitment on Sow Welfare:   McDonald’s purchases only approximately 1% of U.S.-produced pork, and does not own any sows, or produce or package pork in the United States. Our 2012 commitment led to changes throughout the pork industry, with a commonly adopted approach to group housing. Our 2012 commitment was shaped with input from independent veterinary scientists, along with agricultural experts and animal welfare advocates, including the Humane Society of the United States. These standards allow for pregnant sows to live in a group setting for the vast majority of their lives. Confirmation of sow pregnancy typically occurs within four to six weeks after insemination. During this time, sows are housed in individual stalls for the viability of their embryos and safety of themselves, the other animals and the humans that care for them. The definition of group housing for pregnant sows used by McDonald’s has been endorsed by the National Pork Producers Council, the American Association of Swine Veterinarians and the National Pork Board, whose Pork Quality Assurance guidelines outline industry standards for U.S. production. Today, an estimated 30 – 35% of U.S. pork production has moved to group housing systems. However, over the course of the past several years there have been market challenges for farmers and producers, such as the COVID-19 pandemic and the African Swine Fever outbreak, that have slowed progress on phasing out gestation stalls – both at our suppliers and across the entire industry. Despite these challenges, over 61% of our U.S. pork supply chain has phased out the use of gestation stalls for confirmed pregnant sows, and by the end of 2022, we expect to source 85 – 90% of our U.S. pork volumes from sows not housed in gestation stalls once pregnancy is confirmed. We remain committed to phasing out the use of gestation stalls for housing pregnant sows in the U.S. by the end of 2024. For more information on McDonald’s commitments, please visit our Animal Health & Welfare page.

What Others Are Saying: Media Coverage WSJ Opinion: Thank you, McDonald’s Agri-Pulse Op-Ed: Hogwash Reuters: McDonald's calls Icahn demands on sourcing pigs unfeasible, expensive Bloomberg: Bacon Will Cost More at McDonald’s Should Icahn Get His Way WSJ Opinion: At Last, a Businessman Biden Can Blame for Raising Prices; Billionaire Carl Icahn ramps up his campaign against McDonald's. Third-Party Testimony “The definition of ‘group housing’ does not specify number of weeks for pregnancy confirmation, but typically occurs between 35 and 45 days of gestation. This timeframe coincides with the phase of pregnancy where embryos have successfully implanted into the uterine wall and fetal development is advanced enough for detection using current technology. Forming sow groups during the implantation phase of pregnancy has been shown to decrease conception rates. There is also an advantage to animal welfare by confirming pregnancy prior to forming sow groups so as to not disrupt the group’s dominance hierarchy with non-pregnant sows returning to estrus and exhibiting estrus behaviors or removal of non-pregnant sows from the established group.”   – Sherrie Webb, Director of Animal Welfare, American Association of Swine Veterinarians “Science shows that placing sows in breeding stalls before being confirmed pregnant is best for their well-being and provides the best outcomes early in pregnancies. We’ve seen significant progress on this issue. Calls for new commitments and shifting goal posts are not based on veterinary science." – Dallas Hockman, National Pork Producers Council “…Most animal welfare experts and swine veterinarians agree that limiting a pregnant sow’s movement for four to six weeks while pregnancy is confirmed is the right thing to do because it reduces the likelihood of miscarriage.” – Charlie Arnot, Chief Executive Officer, The Center for Food Integrity “Based on my decades of experience as a pork producer… group housing led to poor sow welfare and productivity outcomes. The sows fought in pens to establish dominance and injured each other... Due to these fights and associated stress, sows in a group pen also generally give birth to fewer piglets per litter each time that they farrow, further reducing a farm’s productivity." – Phil Borgic, Director, National Pork Producers Council

“The stage of gestation when sows are mixed affects aggression, injuries and stress in sows and the challenges associated with aggression, injuries and stress at mixing are greater early after insemination than later.” – Applied Animal Behaviour Science Journal, “Effects of stage of gestation at mixing on aggression, injuries and stress in sows,” 2015 “McDonald’s has continuously advocated for farming solutions that benefit stakeholders across the industry, and we are proud to be its partner. The company has long used its leadership position to promote ESG-forward initiatives, because it knows that prioritizing progressive solutions is essential to the broader U.S. food system. Its investments in partnerships with suppliers, and meaningful support it provides to farmers, have made a tangible impact. These efforts underscore the collaboration that McDonald’s has driven throughout the industry and its commitment to the highest possible standards. With regards to sow welfare, McDonald’s has worked with a wide range of stakeholders to inform its approach and has helped its partners meet standards that are supported by veterinary science, benefit all parties and drive impact at scale. McDonald’s was one of the first to support suppliers in sourcing from producers that have adopted group-housing systems for pregnant sows – ensuring excellent animal care while enabling pork producers to meet U.S. demand and keep food affordable for consumers. Smithfield was the first U.S. pork producer to commit to group housing for sows on all company-owned farms, a transition it completed in 2017.” – Shane Smith, President and Chief Executive Officer, Smithfield Foods “Tyson Foods works proactively with our strategic procurement partners to implement responsible practices throughout our supply chain. McDonald’s has been a tremendous partner to us in working to focus on and continuously improve animal health and welfare outcomes. Through its leadership, McDonald’s has helped to create a future of quality, secure and sustainable food because it knows that how food is produced and where it comes from matters to our shared customers, communities, and the environment. McDonald’s has used its considerable reach and credibility to promote productive values across the industry, including its commitment to improve animal health and welfare outcomes. Tyson Foods supports the use of housing systems that promote animal health and welfare throughout our supply chain. McDonald’s is clearly a solutions-based leader with a strong commitment to providing a safe and humane environment for animals, as well as affordable food options for U.S. consumers.” – Ken Opengart, DVM, PhD, Vice President, Animal Welfare and International Sustainability, Tyson Foods

How to Vote Our Board unanimously recommends that you use the WHITE proxy card to vote “FOR ALL” of our Board’s Director nominees and in accordance with our Board’s recommendation on each other proposal properly presented at the meeting. Our Board urges you to disregard any materials, including any gold proxy card, that may be sent to you by the Icahn Group. Please carefully review the proxy materials and follow the instructions below to ensure your vote is received by 10:59 p.m. Central Time on May 25, 2022: Internet: Visit the website shown on your WHITE proxy card or voting instruction form. Or, if you received your proxy materials by email, simply click the WHITE “VOTE NOW” button in the email. Telephone: Dial the toll-free number shown on your WHITE proxy card or voting instruction form (available 24/7). Mail: If you received a WHITE proxy card or voting instruction form by mail, you may mark, date, sign and return it in the postage-paid envelope furnished for that purpose. If you have any questions or require assistance with voting your WHITE proxy card, please contact our proxy solicitation firms at: Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, New York 10022 Shareholders: (877) 456-3463 (toll-free from the U.S. or Canada) or (412) 232- 3651 (from other countries) Banks and brokers: (212) 750-5833 Kingsdale Advisors 745 5th Avenue, Suite 500 New York, New York 10151 (855) 683-3113 (toll-free in North America) (416) 867-2272 (outside of North America) contactus@kingsdaleadvisors.com

Exhibit 3